As Filed with the Securities and Exchange Commission on April 25, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): April 25, 2005 (April 19, 2005)
                         -------------------------------

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                         001-16167                     43-1878297
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                             Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 19, 2005, Monsanto Company's Board of Directors approved an amendment to the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan (the "Plan"), to be effective May 1, 2005, to: (i) increase the annual amount of the base retainer to $150,000; (ii) increase the amount of the additional retainer for each of the Chair of the Science and Technology Committee and Chair of the Public Policy and Corporate Responsibility Committee to $15,000; and (iii) increase the amount of the additional retainer for each member of the Audit and Finance Committee (other than the Chair) to $10,000.

     A copy of the amended Plan can be found in Exhibit 10.15 filed herewith and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following document is filed as an exhibit to this report:

         Exhibit 10.15 Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, as amended and restated, effective May 1, 2005

                    ----------------------------------------


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2005
                                MONSANTO COMPANY


                                By:  /s/ Christopher A. Martin
                                   --------------------------------------------
                                   Name:  Christopher A. Martin
                                   Title: Assistant Secretary

                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
--------------         ----------------------

   10.15 Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, as amended and restated, effective May 1, 2005